UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 20, 2007
JAG Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)
6865 SW 18th Street, Suite B13
Boca Raton, Florida 33433

(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (866) 300-7410
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-10.1: FOURTH AMENDMENT
EX-10.2: FOURTH LETTER AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
     On December 27, 2005, JAG Media Holdings, Inc., a Nevada corporation (“JAG Media”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cryptometrics, Inc., a Delaware corporation (“Cryptometrics”), Cryptometrics Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of JAG Media (“Cryptometrics Acquisition”), Robert Barra and Michael Vitale.
     On January 24, 2007, JAG Media entered into an agreement to amend the Merger Agreement (the “Amendment”) with Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer. Thomas J. Mazzarisi is the Chairman of the Board of Directors, Chief Executive Officer and General Counsel of JAG Media. Stephen J. Schoepfer is President, Chief Operating Officer, Chief Financial Officer and Secretary of JAG Media. The Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on January 31, 2007.
     The Amendment provided, among other things, that if the closing of the transactions contemplated by the Merger Agreement (the “Closing”) did not occur by March 15, 2007 (the “Automatic Termination Date”), the Merger Agreement would automatically terminate, unless the parties agreed to extend the Automatic Termination Date in writing.
     On February 26, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a second amendment (the “Second Amendment”) pursuant to which the Automatic Termination Date of March 15, 2007 set forth in the Amendment was extended to April 6, 2007. The Second Amendment was filed as Exhibit 99.5 to the Form 10-KSB filed by JAG Media on March 5, 2007
     JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a third amendment, dated April 2, 2007 and fully executed on April 4, 2007 (the “Third Amendment”), pursuant to which the Automatic Termination Date of April 6, 2007 set forth in the Second Amendment was extended to April 20, 2007. The Third Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on April 6, 2007.
     On April 20, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a fourth amendment (the “Fourth Amendment”), pursuant to which the Automatic Termination Date of April 20, 2007 set forth in the Third Amendment was extended to May 11, 2007.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     On January 24, 2007, JAG Media entered into a letter agreement (the “Letter Agreement”) with Cornell Capital Partners, LP (“Cornell Capital”), Cryptometrics, Robert Vitale and Michael Barra pursuant to which the parties agreed, among other things, that upon the effective date of the merger among JAG Media, Cryptometrics Acquisition and Cryptometrics as set forth in the Merger Agreement, Cryptometrics would assume all of the rights and duties of the “Obligor” under the terms of those certain debentures currently aggregating $3,520,000 (the “Debentures”) and the “Company” under the terms of those certain warrants to purchase 12,000,000 shares of Common Stock (the “Warrants”) issued by JAG Media to Cornell Capital in connection with that certain Securities Purchase Agreement dated as of May 4, 2006 by and between JAG Media and Cornell Capital.
     Under the terms of the Letter Agreement, Cornell Capital agreed not to convert any of the Debentures or exercise any of the Warrants prior to the Closing or termination of the Merger Agreement. The Letter Agreement automatically terminated on March 15, 2007 unless the Closing of the Merger Agreement, as amended, occurred by that date or the parties agreed to extend the term of the Letter Agreement. The Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on January 31, 2007.

     On February 26, 2007, the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Second Letter Agreement”) which provided that the Letter Agreement would automatically terminate on April 6, 2007, rather than March 15, 2007. The Second Letter Agreement was filed as Exhibit 10.25 to the Form 10-KSB filed by JAG Media on March 5, 2007
     The parties to the Letter Agreement entered into an amendment to the Letter Agreement dated April 2, 2007 and fully executed on April 5, 2007 (the “Third Letter Agreement”), which provided that the Letter Agreement shall automatically terminate on April 20, 2007, rather than April 6, 2007. The Third Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on April 6, 2007.
     On April 20, 2007, the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Fourth Letter Agreement”) which provides that the Letter Agreement shall automatically terminate on May 11, 2007, rather than April 20, 2007.
     The foregoing descriptions of the Fourth Amendment and the Fourth Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Fourth Amendment and the Fourth Letter Agreement filed as Exhibits 10.1 and 10.2 hereto, which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)       Exhibits

10.1	Letter Agreement, dated April 20, 2007, by and among JAG Media Holdings, Inc., Cryptometrics, Inc., Cryptometrics Acquisition, Inc., Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer.

10.2	Amendment, dated April 20, 2007, by and among JAG Media Holdings, Inc., Cornell Capital Partners, LP, Cryptometrics, Inc., Robert Barra and Michael Vitale

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAG MEDIA HOLDINGS, INC.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman of the Board, Chief Executive Officer & General Counsel

Dated: April 25, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Letter Agreement, dated April 20, 2007, by and among JAG Media Holdings, Inc., Cryptometrics, Inc., Cryptometrics Acquisition, Inc., Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer

10.2	Amendment, dated April 20, 2007, by and among JAG Media Holdings, Inc., Cornell Capital Partners, LP, Cryptometrics, Inc., Robert Barra and Michael Vitale